UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2018

INLAND RESIDENTIAL PROPERTIES TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-55765 (Commission File Number)	80-0966998 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 2.01	Completion of Acquisition or Disposition of Assets.

On December 20, 2018, Inland Residential Properties Trust, Inc. (the “Company”), through IRESI Vernon Hills Commons, L.L.C., an indirect wholly owned subsidiary of the Company (the “Commons Subsidiary”), completed the previously disclosed sale of a 105,442 square foot, 85-unit apartment community with a 10,609 square foot extended first floor retail space located at 1255 Town Center Rd, Vernon Hills, Illinois, commonly known as “The Commons at Town Center” (the “Property”), pursuant to an agreement dated December 4, 2018 (the “Agreement”). The buyer of the Property is FPA/WC Commons LLC (an assignee of the previously disclosed buyer, FPA Multifamily, LLC), an unaffiliated third party. At the closing, the Company received net proceeds of approximately $9.9 million representing the purchase price of $24.6 million, net of closing costs, commissions, and certain prorations and adjustments, and the full repayment of $13.8 million in mortgage debt that encumbered the Property.

For additional information, reference is made to the Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(b)       Pro forma financial information.

Unaudited pro forma consolidated financial statements for the nine months ended September 30, 2018 and the year ended December 31, 2017 reflecting the sale of the Property are attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

(d)       Exhibits.

Exhibit No.	Description
10.1	Purchase and Sale Agreement between IRESI Vernon Hills Commons, L.L.C. and FPA Multifamily, LLC, dated December 4, 2018 (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed on December 7, 2018)
99.1	Unaudited pro forma consolidated financial statements for the nine months ended September 30, 2018 and the year ended December 31, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND RESIDENTIAL PROPERTIES TRUST, INC.

Date:	December 27, 2018	By:	/s/ Mitchell A. Sabshon
		Name:	Mitchell A. Sabshon
		Title	President and Chief Executive Officer